UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

FutureTech II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41289	87-2551539
(Commission File Number)	(IRS Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 316-4805

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FTIIU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	FTII	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FTIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Form 12b-25 Notification of Late Filing filed by FututeTech II Acquisition Corp. (the “Company”) on November 15, 2024, the Company is delayed in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Q3 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”). The Company received an expected deficiency notification letter from the staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) dated November 27, 2024 (the “Notice”). The Notice indicated that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of its failure to timely file the Q3 10-Q. The Staff also noted that this serves as an additional basis for delisting the Company’s securities from Nasdaq and since the Company is already before a Hearings Panel for its failure to comply with the Market Value of Listed Securities requirement of Nasdaq Listing Rule 5420(a)(2) (the “Market Value of Listed Shares Rule”), the Company has until December 4, 2024 to request a stay of the sustention, pending a Hearings Panel decision. In addition, the Staff noted that based on the Company disclosure that 1,564,549 shares were tendered for redemption following the special meeting on November 18, 2024, the Company no longer complies with the minimum 1,100,000 publicly held shares requirement set forth in Listing Rule 5450(b)(2)(B) (the “Publicly Held Shares Rule”).

On December 4, 2024, the Company requested the Staff to stay of suspension, pending a Hearings Panel decision and provide an exception to allow the Company to regain compliance with the Listing Rule 5250(c)(1) by filing the Q3 10-Q by December 13, 2024. In addition, the Company has engaged an investment bank to assist with increasing the retail distribution of the Companies listed securities to obtain compliance with the Publicly Held Shares Rule and Market Value of Listed Shares Rule. With respect to filing Q3 10-Q, the Companies accountant and management are working toward filing it by December 13, 2024. the Company plans to use its best efforts to regain compliance with Nasdaq. However, there can be no assurance that the Company’s plans described above will be successful, and there can be no assurance that the Company will be able to regain compliance with Nasdaq at the Hearing or maintain compliance with Nasdaq listing criteria.

Item 7.01	Regulation FD Disclosure

On December 4, 2024, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1. The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to the Company or its management team, are intended to identify forward-looking statements. These statements include, but are not limited to, statements relating to the Company’s plans and expectations about the completion and filing of the Form 10-K, the Form 10-Q, its submission of a plan to regain compliance with respect to the Listing Rule, and the timing thereof. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including the Company’s ability to successfully appeal a delisting determination, the Company’s ability to resolve the deficiency under Nasdaq’s listing standards, the Company’s ability to timely file financial statements, or the Company’s ability to successfully transfer the listing of its securities to The Nasdaq Capital Market. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s final prospectus for its initial public offering filed with the SEC on February 17, 2022, and other documents of the Company filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release Dated December 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.

Date: December 4, 2024	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer